UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 13, 2009

ORION ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2210 Woodland Drive, Manitowoc, WI 54220
(Address of principal executive offices, including zip code)
(920) 892-9340
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        (a)        Not applicable.

        (b)        On August 13, 2009, Russell M. Flaum informed the Board of Directors (the “Board”) of Orion Energy Systems, Inc. (“Orion”) that he does not intend to stand for reelection to the Board at Orion’s 2009 annual shareholders’ meeting. Mr. Flaum’s decision was due to his intention to reside for a portion of the year in another region of the country following his retirement from Illinois Tool Works Inc. in June 2009 and his desire to pursue other business opportunities, and was not the result of any disagreement with Orion.

        (c)        Not applicable.

        (d)        Not applicable.

        (e)        Not applicable.

        (f)        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.
Date: August 19, 2009	By: /s/ Neal R. Verfuerth
Neal R. Verfuerth
Chief Executive Officer

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